SUMMARY PROSPECTUS

September 27, 2024

MFS® Managed Wealth Fund

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s reports to shareholders and statement of additional information, online at funds.mfs.com. You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com. The fund’s prospectus and statement of additional information, both dated September 27, 2024, as may be amended or supplemented from time to time, are incorporated by reference into this summary prospectus.

CLASS	TICKER SYMBOL
Class A	MNWAX
Class B	MNWBX
Class C	MNWCX
Class I	MNWIX
Class R1	MNWRX
Class R2	MNWSX
Class R3	MNWTX
Class R4	MNWUX
Class R6	MNWZX

Summary of Key Information

Investment Objective

The fund’s investment objective is to seek total return.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy, hold, and sell shares of the fund. Investors may also pay commissions or other fees to their financial intermediaries when they buy, hold, and sell shares of the fund, which are not reflected below.

You may qualify for sales charge reductions if, with respect to Class A shares, you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers and Reductions” on page 13 and “Appendix A – Waivers and Reductions of Sales Charges” on page A-1 of the fund’s prospectus.

Shareholder Fees (fees paid directly from your investment):
Share Class	A	B	C	I	R1	R2	R3	R4	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00%#	4.00%	1.00%	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Class	A	B	C	I	R1	R2	R3	R4	R6
Management Fee	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	1.00%	0.50%	0.25%	None	None
Other Expenses	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.63%
Acquired (Underlying) Fund Fees and Expenses	0.49%	0.49%	0.49%	0.49%	0.49%	0.49%	0.49%	0.49%	0.49%
Total Annual Fund Operating Expenses	1.79%	2.54%	2.54%	1.54%	2.54%	2.04%	1.79%	1.54%	1.47%
Fee Reductions and/or Expense Reimbursements[1]	(0.36)%	(0.36)%	(0.36)%	(0.36)%	(0.36)%	(0.36)%	(0.36)%	(0.36)%	(0.32)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.43%	2.18%	2.18%	1.18%	2.18%	1.68%	1.43%	1.18%	1.15%

# This contingent deferred sales charge (CDSC) applies to shares purchased without an initial sales charge and redeemed within 18 months of purchase.

1 Massachusetts Financial Services Company (MFS) has agreed in writing to waive at least 0.01% of the fund's management fee as part of an agreement pursuant to which MFS has agreed to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least September 30, 2025. MFS has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity, and fees and expenses associated with investments in investment companies and other similar investment vehicles), such that "Total Annual Fund Operating Expenses" do not exceed 0.91% of the class' average daily net assets annually for each of Class A and Class R3 shares, 1.66% of the class' average daily net assets annually for each of Class B, Class C, and Class R1 shares, 0.66% of the class' average daily net assets annually for each of Class I and Class R4 shares, 1.16% of the class' average daily net assets annually for Class R2 shares, and 0.63% of the class' average daily net assets annually for Class R6 shares. ("Other Expenses" include 0.03% of interest and/or investment-related expenses incurred in connection with the fund's investment activity which are excluded from the expense limitation described in the prior sentence.) This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least September 30, 2025.

MGW-SUM-092724 Page 1 of 5

MFS Managed Wealth Fund

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$712	$1,073	$1,457	$2,531
Class B Shares assuming[1]
redemption at end of period	$621	$1,056	$1,518	$2,664
no redemption at end of period	$221	$756	$1,318	$2,664
Class C Shares assuming[1]
redemption at end of period	$321	$756	$1,318	$2,664
no redemption at end of period	$221	$756	$1,318	$2,664
Class I Shares	$120	$451	$805	$1,804
Class R1 Shares	$221	$756	$1,318	$2,849
Class R2 Shares	$171	$605	$1,065	$2,340
Class R3 Shares	$146	$528	$936	$2,076
Class R4 Shares	$120	$451	$805	$1,804
Class R6 Shares	$117	$433	$772	$1,730

1 Shares automatically convert to Class A shares approximately eight years after purchase; therefore, the expense examples reflect Class A share expenses after eight years.

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund's investment adviser) seeks to achieve the fund’s objective by generating returns from (1) a strategic allocation to three MFS equity funds, referred to as underlying funds, and (2) a tactical asset allocation overlay primarily using derivative instruments to seek to decrease the volatility of the fund’s returns by reducing the fund’s exposure to the equity and/or currency markets as represented by the underlying funds and also to potentially expose the fund to asset classes and/or markets in which the underlying funds have little or no exposure (e.g., high income debt instruments). In addition, MFS may use derivatives to seek to limit the fund’s exposure to certain extreme market events.

Derivatives include futures, forward contracts, options, and swaps.

It is expected that the fund will generally have lower volatility than that of the overall equity market.

A committee of portfolio managers is responsible for selecting the underlying funds, determining the target strategic allocations to the underlying funds, and determining the fund's tactical allocation overlay.

Strategic Fund Allocation: The underlying funds are selected by the committee of portfolio managers based on underlying fund classifications, historical risk, performance, and other factors. MFS expects the fund’s target allocation to be equally weighted among the following underlying funds: MFS Growth Fund, MFS International Equity Fund, and MFS Value Fund.

A portion of the fund's assets (approximately 10%-15%) will typically be held in cash, cash equivalents, and/or short-term government securities due to collateral requirements for the fund's investments in derivatives, purchase and redemption activity, and other short term cash needs.

Tactical Asset Allocation Overlay: MFS implements the tactical asset allocation overlay primarily through the use of derivative instruments based on the committee of portfolio managers' assessment of the relative attractiveness of asset classes and markets. In seeking to reduce the fund's volatility, MFS decreases the fund’s exposure to the equity and/or currency markets represented by the underlying funds. In addition, MFS may expose the fund to asset classes and/or markets in which the underlying funds have little or no exposure (e.g., high income debt instruments or small cap equity securities) when the committee of portfolio managers believes such asset classes or markets are relatively attractive.

After taking into account the tactical asset allocation overlay, the fund's total market exposure will normally be between 10% and 90% of the fund's assets. (The fund's total market exposure includes the fund's exposure to the equity market through investment in the underlying funds and exposure to any other markets through the tactical overlay.) When the committee of portfolio managers' assessment of the relative attractiveness of asset classes and markets is neutral, the fund's exposure to the equity market is expected to be approximately 50% of the fund's assets.

After taking into account the tactical overlay, the fund may have significant exposure to issuers in a single sector, industry, country, or region.

MFS' tactical asset allocation process for the fund will typically make extensive use of derivatives.

In light of the fund’s principal investment strategies described above, MFS believes it is reasonable to measure the fund’s performance (net of fund expenses) over a full market cycle relative to the performance of (i) the ICE BofA 0-3 Month U.S. Treasury Bill Index plus 2% to 4% and (ii) the Standard & Poor's 500 Stock Index. MFS does not seek to achieve a specific rate of return in managing the fund and there is no assurance that the fund will outperform the ICE BofA 0-3 Month U.S. Treasury Bill Index or the Standard & Poor's 500 Stock Index over the long term or for any year or period of years.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Investment Strategy Risk: The fund’s strategy to reduce its exposure to the equity and/or currency markets represented by the underlying funds and to potentially expose the fund to asset classes and/or markets in which the underlying funds have little or no exposure may not produce the intended results. There is no assurance that the fund will be less volatile than the overall equity

MFS Managed Wealth Fund

market over the long term or for any year or period of years. In addition, the strategies MFS may implement to limit the fund’s exposure to certain extreme market events may not work as intended, and the costs associated with such strategies will reduce the fund’s returns. It is expected that the fund will generally underperform the equity markets during periods of strong, rising equity markets.

Allocation Risk: MFS' assessment of the risk/return potential of asset classes and underlying funds, and the resulting allocation among asset classes and underlying funds, may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Underlying Funds Risk: MFS' strategy of investing in underlying funds exposes the fund to the risks of the underlying funds. Each underlying fund pursues its own investment objective and strategies and may not achieve its objective. In addition to the fees and expenses the fund bears directly, shareholders of the fund will indirectly bear the fees and expenses of the underlying funds.

Investment Selection Risk: MFS' investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests. In addition, to the extent MFS considers quantitative tools in managing the fund, such tools may not produce the intended results.

Equity Market Risk/Company Risk: Equity markets are volatile and can decline significantly in response to changes in, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. These conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the equity markets in general. Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market. The value of an investment held by the fund may decline due to factors directly related to the issuer.

Foreign Risk: Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. These factors can make foreign investments, especially those tied economically to emerging markets or countries subject to sanctions or the threat of new or modified sanctions, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

Emerging Markets Risk: Investments tied economically to emerging markets, especially frontier markets, can involve additional and greater risks than the risks associated with investments in developed markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, geopolitical, and economic instability than developed markets.

Currency Risk: The value of foreign currencies relative to the U.S. dollar fluctuates in response to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions, and changes in currency exchange rates impact the financial condition of companies or other issuers and may change the value in U.S. dollars of investments denominated in foreign currencies.

Focus Risk: Issuers in a single industry, sector, country, or region can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions, and the fund's performance will be affected by the conditions in the industries, sectors, countries, and regions to which the fund is exposed.

Growth Company Risk: The stocks of growth companies can be more sensitive to the company’s earnings and more volatile than the market in general.

Value Company Risk: The stocks of value companies can continue to be undervalued for long periods of time and not realize their expected value and can be more volatile than the market in general.

Derivatives Risk: Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s) on which the derivative is based. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost. Derivatives can involve leverage.

Debt Market Risk: Debt markets can be volatile and can decline significantly in response to changes in, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. These conditions can affect a single instrument, issuer, or borrower, a particular type of instrument, issuer, or borrower, a segment of the debt markets or the debt markets generally. Certain events can have a dramatic adverse effect on debt markets and may lead to periods of high volatility and reduced liquidity in a debt market or segment of a debt market.

Interest Rate Risk: In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Interest rate risk is generally greater for instruments with longer maturities or durations, or that do not pay current interest.

Credit Risk: The price of a debt instrument depends, in part, on the credit quality of the issuer, borrower, counterparty, or other entity responsible for payment, or underlying collateral or assets and the terms of the instrument. The price of a debt instrument can decline in response to changes in, or perceptions of, the financial condition of the issuer, borrower, counterparty, or other entity, or underlying collateral or assets, or changes in, or perceptions of, specific or general market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions.

Below investment grade quality debt instruments (commonly referred to as “high yield securities” or “junk bonds”) can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality debt instruments are regarded as having predominantly speculative characteristics. Below investment grade quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments.

Leveraging Risk: Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Counterparty and Third Party Risk: Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability or willingness to perform in accordance with the terms of the transaction.

Liquidity Risk: It may be difficult to value, and it may not be possible to sell, certain investments, types of investments, and/or

MFS Managed Wealth Fund

investments in certain segments of the market, and the fund may have to sell certain of these investments at prices or times that are not advantageous in order to meet redemptions or other cash needs.

Large Shareholder Risk: From time to time, shareholders of the fund (which may include institutional investors, financial intermediaries, or other MFS funds) may make relatively large redemptions or purchases of fund shares. These transactions may cause the fund to sell securities or invest additional cash, as the case may be, at disadvantageous prices. Redemptions of a large number of shares also may increase transaction and other costs or have adverse tax consequences for shareholders of the fund by requiring a sale of portfolio securities. Purchases of a large number of shares may adversely affect the fund's performance to the extent that it takes time to invest new cash and the fund maintains a larger cash position than it ordinarily would.

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of (i) a broad measure of market performance and (ii) the performance of an additional index that the adviser believes more closely corresponds to the fund's principal investment strategies.

The fund’s past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Class A Bar Chart. The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

The total return for the six-month period ended June 30, 2024, was 5.23%. During the period(s) shown in the bar chart, the highest quarterly return was 3.97% (for the calendar quarter ended March 31, 2019) and the lowest quarterly return was (3.28)% (for the calendar quarter ended March 31, 2022).

Performance Table.

Average Annual Total Returns
(For the Periods Ended December 31, 2023)

Share Class	1 YEAR	5 YEARS	LIFE (INCEPTION 6-27-2014)
Returns Before Taxes
B Shares	0.34%	1.82%	1.79%
C Shares	3.46%	2.22%	1.79%
I Shares	5.40%	3.22%	2.68%
R1 Shares	4.44%	2.21%	1.67%
R2 Shares	4.88%	2.73%	2.18%
R3 Shares	5.17%	2.96%	2.43%
R4 Shares	5.40%	3.24%	2.68%
R6 Shares	5.57%	3.31%	2.73%
A Shares	(0.87)%	1.82%	1.90%
Returns After Taxes on Distributions
A Shares	(0.98)%	1.77%	1.73%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	(0.43)%	1.40%	1.45%
Index Comparisons (Reflects no deduction for fees, expenses, or taxes)
Standard & Poor's 500 Stock Index	26.29%	15.69%	11.88%
ICE BofA 0-3 Month U.S. Treasury Bill Index	5.10%	1.87%	1.29%

Effective May 1, 2024, the Standard & Poor's 500 Stock Index replaced the ICE BofA 0-3 Month U.S. Treasury Bill Index as a broad measure of market performance in accordance with new regulatory disclosure requirements. The fund continues to use the ICE BofA 0-3 Month U.S. Treasury Bill Index as an additional benchmark that MFS believes is reasonable to measure the fund’s performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

Investment Adviser

MFS serves as the investment adviser for the fund.

MFS Managed Wealth Fund

Portfolio Manager(s)

Portfolio Manager	Since	Title
Robert Almeida	2014	Investment Officer of MFS
David Cole	2021	Investment Officer of MFS
Mike Roberge	2014	Director, Chairman, Chairman of the Board, and Chief Executive Officer of MFS

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange (the NYSE) is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or through MFS Service Center, Inc. (MFSC) by overnight mail (MFSC, Suite 219341, 430 W 7th Street, Kansas City, MO 64105-1407), by mail ([Fund Name], P.O. Box 219341, Kansas City, MO 64121-9341), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class I, Class R1, Class R2, Class R3, Class R4, Class R6	None	None

Purchases of Class B shares are closed to new and existing investors except through reinvestment of dividends and capital gain distributions. Existing investors may continue to exchange their Class B shares for the same share class of another MFS fund.

Purchases of Class R1 and Class R2 shares are closed to new eligible investors. Existing eligible investors can make additional purchases and reinvest distributions in Class R1 and Class R2 shares in any account open. Existing eligible investors may also exchange their Class R1 and Class R2 shares for the same share class of another MFS fund, open new Class R1 and Class R2 share accounts in other MFS funds, or transfer some or all of the shares in their account to another account and such account will be treated as an open account. Subject to the approval of the fund’s Board of Trustees, the fund may in the future (i) close purchases of Class R1 and/or Class R2 shares to existing eligible investors; (ii) terminate and liquidate Class R1 and/or Class R2 shares; or (iii) convert Class R1 and/or Class R2 shares to another share class of the fund. Such actions may be undertaken without shareholder approval, but the fund expects to provide shareholders with at least 60 days’ notice before taking any such action.

Taxes

If your shares are held in a taxable account, the fund’s distributions will be taxed to you as ordinary income and/or capital gains. If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker/dealer or other financial intermediary (such as a bank), the fund, MFS, and/or MFS’ affiliates may pay the financial intermediary for the sale of shares of the fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your broker/dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.